                                                  5400 University Avenue
                                                  West Des Moines, IA 50266-5997

[EQUITRUST (R) FINANCIAL SERVICES LOGO]

February 27, 2004


Dear EquiTrust Customer:

As a valued EquiTrust Variable Universal Life Insurance policyowner, we are pleased to provide you with the annual reports for the investment options offered under your EquiTrust policy. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the policy. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your policy. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.

EquiTrust Life Insurance Company

                                                  5400 University Avenue
                                                  West Des Moines, IA 50266-5997

[EQUITRUST (R) FINANCIAL SERVICES LOGO]

February 27, 2004


Dear EquiTrust Customer:

As a valued EquiTrust Variable Annuity contractowner and EquiTrust Variable Universal Life policyowner, we are pleased to provide you with the annual reports for the investment options offered under your EquiTrust contracts. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the contracts. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contracts. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contracts, please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.

EquiTrust Life Insurance Company